News Release

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DOUGLAS LAKE INTERSECTS NUMEROUS GOLD BEARING ZONES INCLUDING VISIBLE GOLD DURING THE FIRST PHASE OF DRILLING AT MAGAMBAZI AND KWANDEGE TARGETS

VANCOUVER, BRITISH COLUMBIA-Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTC.BB: DLKM.OB ) is pleased to provide an update on drilling progress and in hand, verified, gold assay results on its Kwandege and Magambazi East targets.

As part of an ongoing exploration program on the Company's four Handeni license areas covering approximately 800 square kilometer, Douglas Lake embarked upon a diamond drilling program of 5000 meters on the Magambazi East and 5000 meters on the Kwandege properties respectively. Designed as a drilling program to test geochemical and geophysical targets, the Company is pleased to announce that the initial approximately 1254 meters drilled on the Kwandege target and the approximately 646 meters drilled on the Magambazi East target has more than fulfilled expectations.

Magambazi (Handeni East)

Two drill holes have been completed on the Magambazi East target, MZD-01 and MZD-02, and verifiable assay results have been received for MZD-01. Results for MZD-02 are still pending. MZD-01 is located 330 meters ESE (east southeast) of Canaco's eastern borderline and is part of our approximately 800 meter long geophysical and geochemical anomaly with an ESE strike direction and appears to be an extension from Canaco's anomaly on Magambazi Hill. Potential mineralized zones with thicknesses of 59.1 meters and 65.8 meters, respectively, were intersected within less than 37 meters from surface in both drill holes. Anomalous gold was encountered in MZD-01 over a 10 meter thick zone, within 33.5 to 43.5 meters, with single values of up to 26 g/t and 12.3 g/t in 0.5 meter sampled intersections.

Kwandege (Handeni West)

To date, 6 holes (KW1-01, KW1-03, KW1-04, KW1-05, KW2-01 and KW2-02) have been completed on the Kwandege target and verifiable assay results have been received for 3 of these holes. All of the drilled holes intersected the potential mineralized zone within approximately 55 meters from surface, indicating that the parameters used to determine drill positions in an area of on average 14 meter thick soil cover is successful. The drill holes, designed to intersect the mineralized zone at a 90 degree angle, were spaced along a target zone striking over 1.5 kilometers approximately WNW-ESE. Anomalous gold values and/or visible gold were

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intersected in all holes defining the extent of the gold anomaly. The highest single gold values intersected (over sample intervals of 0.5 meters in each case) in KW1-01 were 0.7 g/t (within 36 to 42.5 meters), 1.93 g/t (within 68 to 75.5 meters), and 0.93 g/t (within 80 to 84.5 meters). In KW1-04 the values were 1.07 g/t (within 90.1 to 92.2 meters) and 1.57 g/t (within 109.55 to 115 meters) respectively. KW1-05 yielded the best results of assayed Kwandege holes with 3.68 g/t (within 10.5 to 28.5 meters) as well as 3.2 g/t (within 48.5 to 58 meters). Visible gold was intersected at 134.3 meters in KW2-01 (assays still pending). The mineralogy of geological units encountered is typical of those associated with gold mineralization in the Handeni region.

"The fact that we have had such good intersections with the limited amount of drilling conducted to date on non-outcropping targets is indicative of the applicability of our exploration parameters as well as the enormous potential of our targets," says Dr. Reyno Scheepers, President of Exploration and Managing Director of DLM (Tanzania) Ltd. "Based on these results our drilling program will be continuously adapted in order to yield the maximum benefit in terms of information obtained," he continued.

"The intersection of visible gold at 134.3 meters on our Kwandege target (Handeni West) plus the initial anomalous gold values of up to 26 g/t at Magambazi (Handeni East) are indeed remarkable," says Dr. Douglas Boateng, CEO of Douglas Lake. "The exciting thing for us is that Kwandedge and Magambazi are just 2 out of the 12 high potential targets within our 100% owned 800 square kilometer property. It reaffirms our strategy to primarily focus on Handeni, a region, which in our view, is continuously exceeding our expectations," Boateng continued.

Douglas Lake utilizes strict international industry standard QA/QC protocol with respect to sampling and independent laboratory procedures. The planning, execution, and monitoring of the Company's quality control and quality assessment programs are under the supervision of Dr. R. Scheepers, a director of the Company and a Qualified Person as defined by Canadian National Instrument 43-101. SRK has been appointed to monitor all QA/QC parameters related to the Company's drilling program and sampling procedures.

For further information please contact:

Douglas Lake Minerals, Inc.
Sam Sangha, Investor Relations
(604) 642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.